UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2023

Panacea Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40311	98-1578154
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

357 Tehama Street, Floor 3
San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

(415) 966-0807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PANA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Panacea Acquisition Corp. II (the “Company”) did not consummate an initial business combination by April 9, 2023, the deadline under its Amended and Restated Memorandum and Articles of Association.

The Company, as promptly as possible, but no later than April 21, 2023, will redeem (the “Redemption”) 100% of the Company’s issued and outstanding Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), offered in the Company’s initial public offering. In the Redemption, funds held in the Company’s trust account, less $100,000 of interest to pay dissolution expenses and net of taxes payable, will be distributed to each holder of Public Shares on a pro rata basis (such amount, the “Redemption Amount”). Based upon the amount held in the trust account as of April 10, 2023, which was $176,986,687.86, the Company estimates that the per-share Redemption Amount will be approximately $10.25. On the Redemption date, the Public Shares will be deemed cancelled and will represent only the right to receive the Redemption Amount.

The Company expects the Public Shares to cease trading as of the close of business on April 18, 2023. In addition, the Company expects The Nasdaq Stock Market LLC to file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Company’s securities. The Company will file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this report, are forward-looking statements. When used in this report, words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s final prospectus for its IPO filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panacea Acquisition Corp. II

Date: April 10, 2023	By:	/s/ Scott Perlen
		Name:	Scott Perlen
		Title:	Chief Financial Officer